CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of EndoChoice Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark G. Gilreath, Chief Executive Officer of the Company, and David N. Gill, President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 21, 2016

/s/ Mark G. Gilreath
Mark G. Gilreath Chief Executive Officer (Principal Executive Officer)

/s/ David N. Gill
David N. Gill President and Chief Financial Officer (Principal Financial and Accounting Officer)